UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Lexicon Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place

The Woodlands, Texas 77381

(Address of principal executive offices and Zip Code)

(281) 863-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Registered Equity Offering

On November 20, 2014, Lexicon Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein (the “Underwriters”), for the public offering, issuance and sale of 49,751,244 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for aggregate proceeds to the Company of $46.8 million, plus an option to purchase up to an additional 7,462,687 shares of Common Stock (the “Equity Offering”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Company has also agreed with the Underwriters not to offer or sell any shares of its Common Stock (or securities convertible into or exchangeable for Common Stock), subject to certain exceptions, for a period of 90 days after the date of the Underwriting Agreement without the prior written consent of J.P. Morgan Securities LLC.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference. The description of the Underwriting Agreement in this Current Report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Private Convertible Notes Offering

On November 20, 2014, the Company entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell $80.0 million in aggregate principal amount of its 5.25% Convertible Senior Notes due 2021 (the “Notes”) to the initial purchasers listed in the Purchase Agreement (collectively, the “Initial Purchasers”), and up to an additional $15.0 million of Notes pursuant to an over-allotment option granted to the Initial Purchasers (the “Convertible Notes Offering”).

The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Initial Purchasers may be required to make because of any of those liabilities. Furthermore, the Company has agreed with the Initial Purchasers not to offer or sell any shares of Common Stock (or securities exchangeable for or convertible into Common Stock), subject to certain exceptions set forth in the Purchase Agreement, for a period of 90 days after the Time of Delivery (as defined in the Purchase Agreement) without prior written consent.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Private Placement

On November 20, 2014, the Company entered into a purchase agreement (the “Artal Purchase Agreement”) with Invus, L.P. (“Invus”), Invus C.V. and Artal International S.C.A. (“Artal”), pursuant to which Artal has agreed to purchase and the Company has agreed to issue to Artal on the closing date of the Equity Offering, an aggregate of $150.0 million of shares of its Common Stock at a price per share equal to the price per share to the public in the Equity Offering (the “Private Placement”).

The Artal Purchase Agreement incorporates the representations and warranties made by the Company in the Underwriting Agreement for the benefit of Artal. It also contains conditions to closing, obligations of the parties and termination provisions.

The Artal Purchase Agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference. The description of the Artal Purchase Agreement in this Current Report is a summary and is qualified in its entirety by the terms of the Artal Purchase Agreement.

Relationships

Certain of the Underwriters and Initial Purchasers and their respective affiliates have engaged in, and in the future may engage in, commercial banking, investment banking and advisory services for the Company. Certain of the Underwriters in the Equity Offering acted as initial purchasers in the Convertible Notes Offering. They have received, or may in the future receive, customary fees and reimbursement of expenses in connection with these transactions.

Artal is an affiliate of Invus, the Company’s largest shareholder. After the Equity Offering and the Private Placement, Invus and its affiliates will hold approximately 60.58% of the Company’s outstanding Common Stock (or 59.95% if the underwriters in the Equity Offering exercise in full their option to purchase additional shares of Common Stock).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under “Private Convertible Notes Offering” and “Private Placement” in Item 1.01 of this Current Report is hereby incorporated in this Item 3.02 by reference. The transactions will be taken in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof.

Item 7.01	Regulation FD Disclosure.

On November 20, 2014, the Company issued press releases relating to the pricing of the Equity Offering and the Convertible Notes Offering. Copies of the press releases relating to the pricing of the Equity Offering and the Convertible Notes Offering are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 or Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 20, 2014, by and between Lexicon Pharmaceuticals, Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co.

5.1	Opinion of Vinson & Elkins L.L.P. as to the validity of the Common Stock.

10.1	Purchase Agreement, dated as of November 20, 2014, by and between Lexicon Pharmaceuticals, Inc. and J.P. Morgan Securities LLC and Goldman, Sachs & Co.

10.2	Purchase Agreement, dated as of November 20, 2014, by and between Lexicon Pharmaceuticals, Inc. and Invus, L.P., Invus C.V. and Artal International S.C.A.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press Release dated November 20, 2014 relating to the pricing of the Equity Offering.

99.2	Press Release dated November 20, 2014 relating to the pricing of the Convertible Notes Offering.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: November 21, 2014	By:	/s/ BRIAN T. CRUM
Brian T. Crum
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 20, 2014, by and between Lexicon Pharmaceuticals, Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co.

5.1	Opinion of Vinson & Elkins L.L.P. as to the validity of the Common Stock.

10.1	Purchase Agreement, dated as of November 20, 2014, by and between Lexicon Pharmaceuticals, Inc. and J.P. Morgan Securities LLC and Goldman, Sachs & Co.

10.2	Purchase Agreement, dated as of November 20, 2014, by and between Lexicon Pharmaceuticals, Inc. and Invus, L.P., Invus C.V. and Artal International S.C.A.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press Release dated November 20, 2014 relating to the pricing of the Equity Offering.

99.2	Press Release dated November 20, 2014 relating to the pricing of the Convertible Notes Offering.